EXHIBIT 10.7A
                                                                 -------------


Buenos Aires, 28 November 1996




Sres. COPETRO S.A.
Atn. Juan Carlos Fronza
Leandro N. Alem 822 - Piso 11
1001 - Capital Federal

Nos dirigimos a Ud. en relacion a las conversaciones mantenidas entre YPF S.A. (en adelante "YPF"), con domicillio en Av. Pte. Roque Saenz Pena 777 de la Capital Federal, y Copetro S.A. (en lo sucesivo "COPETRO"), con domicillio en Leandro N. Alem 822, Piso 11, Capital Federal, con relacion a la provision de carbon de petroleo con motivo de la construccion del 2 horno de calcinacion en su planta de Ensenada.

En particular, la presente Nota resume lo accordado entre Copetro e YPF en lo que se refiere a la Addenda (la "Addenda") referida al Contrato de Compra de Carbon de Petroleo celebrado entre COPETRO y Yacimientos Carboniferos Fiscales Empresa del Estado con fecha 24 de octubre de 1989(en adelante "el Contrato"), que fuera aprobado por Resolucion de la Secretaria de Energia de la Nacion
N 181 del 20 de diciembre de 1989; que fuera cedido a YPF en lo que hace a las obligaciones y derechos de YCF mediante cnvenio del 23 de marzo de 1992, homologado por Resolucion S.H. y M. N 19/92, y al Acta-acuerdo YPF - COPETRO, celebrada el 6 de marzo de 1995, en adelante "el Acta Acuerdo".

ARTICULO PRIMERO: A partir de la puesta en marcha del "Segundo Horno" al que se hace mencion en el Articulo SEGUNDO de la presente, YPF se obliga a vender y entregar a COPETRO, y esta a comprar, recibir de y pagar a YPF, carbon de petroleo en las cantidades y condiciones que seguidamente se detallan:

(i) CONFIDENTIAL INFORMATION OMITTED en condicion "take or pay" por parte de COPETRO, que deberan cumplir con las Especificaciones Tecnicas de Calidad que se establecen en el Anexo A de esta Addenda. El valor de las propiedades alli senaladas sera el valor promedio movil aplicado sobre las cantidades totales de carbon de petroleo entregadas por YPF a Copetro durante los ultimos treinta
(30) dias.

(ii) en las siguientes condiciones: CONFIDENTIAL INFORMATION OMITTED

(ii).a) Si YPF dispusiese de CONFIDENTIAL INFORMATION OMITTED de carbon de petroleo, provenientes exclusivamente de la produccion de su Refineria La Plata y excluido el producto proveniente de la perforacion de la camara (finos), COPETRO tomara la totalidad de dicha cantidad en las condiciones de calidad en las que las mismas se encontrasen. El precio por la cantidad de carbon de petroleo que se entregase en estas condiciones sera negociado entre las Partes trimestralmente. Si las Partes no hubiesen llegado a un acuerdo sobre el precio para el trimestre entrante, las Partes quedaran liberadas de las obligaciones pactadas en este Punto por el trimestre para el cual no se hubiese acordado el precio. Con relacion a los trimestres posteriores, las Partes negociaran oportunamente el precio que regira para los mismos.

(ii).b) Si YPF, habiendo excluido el producto proveniente de la perforacion de la camara (finos), dispusiese en la Refineria La Plata de una cantidad menor a CONFIDENTIAL INFORMATION OMITTED no dispusiese de cantidad alguna de carbon de petroleo en dicha Refineria, COPETRO tomara la totalidad del carbon de petroleo disponible en la Refineria La Plata en las condiciones de calidad en las que el mismo se encontrase, comprometiendose YPF a entregar el remanente hasta completar la cantidad de CONFIDENTIAL INFORMATION OMITTED con carbon de petroleo proveniente de su Refineria Lujan de Cuyo, en las condiciones de calidad en las que el mismo se encontrase. El precio por las cantidad de carbon de petroleo que se entregase a COPETRO en estas condiciones sera negociado entre las Partes trimestralmente. Si las Partes no hubiesen llegado a un acuredo sobre el precio para el trimestre entrante, las Partes quedaran liberadas de las obligaciones pactadas en este Punto por el trimestre para el cual no se hubiese acordado el precio. Con relacion a los trimstres posteriores, las Partes negociaran oportunamente el precio que regira para los mismos.

(ii).c) En los casos en los Puntos 1(ii)a) y 1(ii)b) anteriores, antes de que YPF entregue a COPETRO cualquier cantidad de carbon de petroleo proveniente de su Refineria Lujan de Cuyo, esta debera haber tomado la totalidad de las cantidades de carbon de petroleo disponibles en Refineria La Plata. YPF se compromete a realizar sus mejores esfuerzos para que estas cantidades alcancen las Especificaciones Tecnicas de Calidad indicades en el Anexo A de esta Addenda.

(iii) en el caso que, luego que YPF asignare las cantidades que - hasta un maximo de CONFIDENTIAL INFORMATION OMITTED en el ano 1999 y hasta un maximo de CONFIDENTIAL INFORMATION OMITTED en el ano 2000 y posteriores hasta la finalizacion del plazo de vigencia de la presente Addenda - necesitare para dar cumplimiento a los compromisos contractuales contraidos con terceros (las que, predominantemente, seran cumplidas desde Refineria Lujan de Cuyo), YPF previera disponer de produccion adicional de carbon de petroleo, YPF comunicara a COPETRO la posibilidad de entregarle - hasta un maximo de CONFIDENTIAL INFORMATION OMITTED - cantidades adicionales a las establecidas en los parrafos (i) y (ii) precedentes sobre las cuales COPETRO tendra prioridad absoluta de compra. Dicha comunicacion debera ser cursada por YPF a COPETRO con una antelacion no inferior a ciento ochenta (180) dias corridos al inicio del ano calendario del que se tratare. COPETRO debera notificar a YPF, dentro de los quince (15) dias corridos de recibida la comunicacion precedentemente referida, si adquirira la cantidad ofrecida por YPF, o uno cantidad menor. Las cantidades ofrecidas por YPF y aceptadas por COPETRO en los terminos de este Parrafo (iii), tambien seran adquiridas por COPETRO en condicion "take or pay". YPF se compromete a realizar sus mejores esfuerzos para que las cantidades adicionales de las que trata este Parrafo (iii) alcancen las Especificaciones Tecnicas de Calidad indicadas en el Anexo A de esta Addenda.

ARTICULO SEGUNDO: La vigencia de las obligaciones convenidas en el ARTICULO PRIMERO queda sujeta al cumplimiento de las siguientes condiciones:

(i) que COPETRO comience la construccion del Segundo Horno de Calcinacion en su Planta situada en la localidad de Ensenada, Provincia de Buenos Aires (en adelante "Segundo Horno") dentro de los seis (6) messes contados desde la fecha de suscripcion de la presente Addenda; y

(ii) que la Puesta en Marcha del Segundo Horno tenga lugar dentro de los dos anos desde la fecha de inicio de su construccion, debiendo COPETRO notificar fehacientemente a YPF la precitada Puesta en Marcha del Segundo Horno con una antelacion no inferior a ciento ochenta (180) dias.

ARTICULO TERCERO: Ambas partes dejan expresa constancia de que las cantidades comprometidas en el articulo PRIMERO de la presente Addenda seran adicionales a las previstas en el punto 3.01 del Contrato. A su vez, a partir de la fecha de entrada en vigencia de esta Addenda, las cantidades establecidas en el referido punto del Contrato deberan cumplir con las Especificaciones Tecnicas de Calidad acordadas en el Anexo A de la presente.

ARTICULO CUARTO:

4.1 El precio de las cantidades de carbon de petroleo senaladas en el articulo 1, de esta Addenda sera determinado de conformidad con los arts. VIII y IX del Contrado, incrementado en razon de CONFIDENTIAL INFORMATION OMITTED jolares estadounidenses con CONFIDENTIAL INFORMATION OMITTED por tonelada metrica.

4.2 A partir del CONFIDENTIAL INFORMATION OMITTED el precio del carbon de petroleo comprometido en el CONTRATO sera determinado de conformidad con los articulos VIII y IX del Contrato, incrementado en razon de CONFIDENTIAL INFOR-MATION OMITTED dolares estadounidenses por tonelada metrica CONFIDENTIAL INFORMATION OMITTED TM).

ARTICULO QUINTO: En caso que COPETRO previere no poder cumplir con la condicion prevista en el ARTICULO SEGUNDO (i) precedente dentro de los plazos alli estipulados, por razones ajenas a Caso Fortuito y/o Fuerza Major y que tempoco se originasen en dolo o culpa de COPETRO, se procedera de acuerdo al siguiente Procedimiento:

5.1 Con una antelacion no inferior a 60 (sesenta) dias corridos al vencimiento del plazo previsto en el Articulo SEGUNDO, Punto (i), COPETRO notificara fehacientemente a YPF la imposibilidad de cumplir con dicho plazo, solicitando el otorgamiento de una prorroga al mismo;

5.2 Al notificar a YPF sobre la imposibilidad de cumplir con el plazo del Articulo SEGUNDO Punto (i) y solicitar su prorroga, COPETRO podra optar por:

                       a) Expresar la causal de la demora;

                       b) No expresar la causal del la demora.

5.3 Si COPETRO optase por expresar la causal de la demora, YPF podra, dentro del plazo de 5 (cinco) dias corridos de recibida la notificacion fehaciente mencionada en el Punto 5.1, aceptar o rechazar la razon invocada expresando el fundamento en caso de que la solicitud fuera rechazada;

Si YPF aceptase la razon invocada, el plazo establecido en el Articulo SEGUNDO (i) sera automaticamente prorrogado a su vencimiento por treinta (30) dias corridos, vencidos los cuales se aplicara lo establecido en el Punto 5.6 siguiente.

Si YPF rechazase, con expresion de fundamento, la razon invocada, el plazo establecido en el Articulo SEGUNDO (i) permanecera tal como fuera pactado, venciendo, en consecuencia, a los seis (6) messes contados desde la fecha de suscripcion de la presente Addenda.

5.4 Si COPETRO optase por no expresar la causal de la demora, el plazo establecido en el Articulo SEGUNDO (i) se prorrogara automaticamente a su vencimiento por quince (15) dias corridos, vencidos los cuales se aplicara lo establecido en el Punto 5.6 siguiente.

5.5 En cualquiera de los casos en los que COPETRO solicitara y le fuera concedida una prorroga, la misma sera concedida por unica vez y sera improrrogable.

5.6 Vencidos los plazos originales - si no se hubiere solicitado y concedido su prorroga y/o no se hubiese producido su prorroga automatica de acuerdo con el Punto 5.4 - o vencidos los plazos de las prorrogas respectivas, so COPETRO no hubiere comenzado con la construccion del Segundo Horno, YPF estara facultado, a su sola opcion y de no mediar razones de Fuerza Major, a rescindir la presente Addenda sin que ello acarree responsabilidad alguna para ninguna de las PARTES.

ARTICULO SEXTO: En caso que COPETRO no cumpliere con la condicion prevista en el Articluo SEGUNDO, Punto 2 (ii), precedente dentro del plazo alli estipulado, por cualquier razon ajena a Caso Fortuito y/o Fuerza Mayor, se procedera de acuerdo al siguiente Procedimiento:

6.1 Vencido el plazo previsto en el Articulo Segundo Punto 2 (ii), COPETRO estara sujeto a la condicion take or pay durante el plazo de dos (2) meses contados a partir de dicho vencimiento y hasta un maximo de CONFIDENTIAL INFORMATION OMITTED

6.2 Vencido el plazo establecido en el Punto 6.1, YPF podra dar por rescindida la presente Addenda y reclamar la indemnizacion de todos los danos y perjuicios ocasionados por el incumplimiento de COPETRO.

ARTICULO SEPTIMO: Las partes acuerdan ampliar el plazo de duracion del Contrato (comprensivo de la presente Addenda), hasta el CONFIDENTIAL INFOR-MATION OMITTED Dejase sin efecto la renovacion automatica prevista en la clausula 4.02 del Articulo IV del Contrato. La presente ampliacion del plazo quedara sin efecto si COPETRO no cumpliese con la condicion prevista en el Articulo SEGUNDO de la presente. Si COPETRO no cumpliese con esta condicion y sin perjuicio de las estipulaciones establecidas en el Articulo SEXTO de la presente, seguira vigente el CONTRATO tal cual el mismo se pactara originalmente, quedando sin efecto alguno la presente Addenda.

ARTICULO OCTAVO: A fin de mejorar las condiciones de recepcion de la cantidad de carbon de petroleo establecida en el punto 3.01 del Articulo III del Contrato, de las cantidades adicionales previstas en la presente ADDENDA, y de aquellas destinadas a exportacion por YPF en los terminos establecidos en los puntos 10.01 y 10.02 del Articulo X del Contrato y en el Acta-Acuerdo, COPETRO ampliara la capacidad de la playa de vias, trabajos que se encuentran en ejecucion, y que deberan finalizarse antes de la Puesta en Marcha del
Segundo Horno.

ARTICULO NOVENO:

9.1 En caso que el carbon de petroleo adquirido por COPETRO bajo las condiciones del Contrato y de esta Addenda no pueda, por razones fundadas en Caso Fortuito y/o Fuerza Mayor - de conformidad con la definicion establecida en el articulo 514 y concordantes del Codigo Civil - notificadas fehaaciente-mente como tales a YPF dentro de las noventa y seis (96) horas de ocurrido el hecho configurative de Caso Fortuito o Fuerza Mayor, ser destinado a su calcinacion en la Planta de Ensenada, COPETRO podra brindarle un destino a la calcinacion, previo acuerdo expreso y por escrito de YPF, el que no sera denegado irrazonablemente, y el que debera ser emitido dentro de los 7 (siete) dias habiles contados a partir de la notificacion fehaciente antes mencionada. Si YPF no se expidiese en el plazo antes previsto, la autorizacion se tendra por otorgada.

9.2 Las PARTES dejan establecido que la sola notificacion de qualquiera de ellas de haberse configurado una situacion de Caso Fortuito o Fuerza Mayor que impida a dicha Parte el desarrollar sus tareas, importara la inmediata suspension de la obligacion de COPETRO de recibir y adquirir nuevos suministros de dicho producto, y la obligacion de PYF de vender y entregar cualquier cantidad de carbon de petroleo, hasta tanto la situacion alegada y sus consecuencias puedan ser superadas.

9.3 Si la PARTE afectada por el Caso Fortuito y/o Fuerza Major no notificase el hecho configurative dentro de las noventa y seis (96) horas de ocurrido el hecho configurative de Caso Fortuito y/o Fuerza Mayor, caducara su derecho a invocar dicho hecho configurativo.

9.4 COPETRO debera calciner todo el carbon de petroleo recibido, salvo que invocase Caso Fortuito of Fuerza Mayor, de acuerdo al procedimiento aqui establecido; o que solicitase a y obtuviese de YPF uno autorizacion previa, expresa y por escrito a traves de la cual YPF le facultase a exportar dicho carbon de petroleo exclusivamente para su calcinacion en el exterior. A tal efecto COPETRO debera solicitar la autorizacion de YPF con una antelacion no inferior a noventa (90) dias de la fecha del embarque. YPF se expedira dentro de los cinco (5) dias habiles de recibida la solicitud, no pudiendo denegar la autorizacion en forma irrazonable. Si YPF no se expidiera dentro del plaza previsto, la autorizacion se entendera comp concedida.

ARTICULO DECIMO: En todo aquello que no haya sido modificado por la presente Addenda, conservaran plena vigencia las condiciones establecidas en el Contrato y en el Acta-Acuerdo.

                                  ANEXO A

                         ESPECIFICACIONES TECNICAS

                                       Valor movil
                                       promedio de
                                       los ultimos
                                         30 dias -
                                        incluyendo
                                      aquel en el que
                                       se efectua la
                        Valor          entrega de la
                        maximo        que se tratase -
                        para la            de las
                        cantidad          cantides
                        diaria        diarias totales
                        total           recibidas en           Norma de
                        recibida        dicho lapso            medicion
--------------------------------------------------------------------------
Materias              CONFIDENTIAL INFORMATION OMITTED        ASTM-D 4421
volatiles %
en peso, en
base seca
--------------------------------------------------------------------------
Cenizas a                   "            "        "           ASTM-D 4422
950oC % en
peso, base
seca
--------------------------------------------------------------------------
Azufre (% en                "            "        "           ASTM-D 3177
peso
--------------------------------------------------------------------------
Vanadio                     "            "        "           ASTM-D 5056
(ppm base
seca)
--------------------------------------------------------------------------
Niquel (ppm                 "            "        "           ASTM-D 5056
base seca)
--------------------------------------------------------------------------
Hierro (ppm                 "            "        "           ASTM-D 5056
base seca)
--------------------------------------------------------------------------
Silicio (ppm                "            "        "           ASTM-D 5056
base seca)
--------------------------------------------------------------------------
Sodio (ppm                  "            "        "           ASTM-D 2795
base seca)
--------------------------------------------------------------------------
Calcio (ppm                 "            "        "           ASTM-D 5056
base seca)
--------------------------------------------------------------------------
Indice de                   "            "        "           ASTM-D 5003
Hardgrove
--------------------------------------------------------------------------
                                       Valor movil
                                         minimo
                                       promedio de
                                       los ultimos
                                         30 dias -
                                        incluyendo
                                      aquel en el que
                                       se efectua la
                                       entrega de la
                        Valor         que se tratase -
                        minimo           de las
                        para la          cantidades
                        diaria        diarias totales
                        total          recibidas en
                        recibida        dicho lapso
--------------------------------------------------------------------------
Granulometria,         CONFIDENTIAL INFORMATION OMITTED
% retenido en
malla de 6.3 mm
--------------------------------------------------------------------------
                           SHOT SUELTO: NO CONTIENE
--------------------------------------------------------------------------
* Si el valor promedio correspondiente a Vanadio (V) superara las CONFIDENTIAL INFORMATION OMITTED, pero no superase las CONFIDENTIAL INFOR-MATION OMITTED entonces la suma promedio de calcio (Ca) + sodio (Na) debera ser inferior a CONFIDENTIAL INFORMATION OMITTED.

La oferta contenida en esta Nota tendra una vigencia de 3 (tres) dias. Si dentro de dicho plazo YPF no recibiese un rechazo expreso de la misma y COPETRO recibiese Carbon de Petroleo en los terminos del contrato original, segun el mismo fue modificado por la presente, la oferta se tendra por aceptada, y la presente plenamente vigente.

Sin otro particular, lo saludamos atentamente.


/s/Enrique Pourteau
-----------------------------------
Vicepresidente de Industrializacion
y Comercializacion